Supplement to the
Fidelity® Small Cap Opportunities Fund September 29, 2008
Prospectus

Effective on April 1, 2009, Fidelity Small Cap Opportunities Fund will be renamed Fidelity Series Small Cap Opportunities Fund and the fund will remove its 1.50% redemption fee on shares held less than 90 days.

SMO-09-01 April 1, 2009
1.843345.104

Supplement to the

Fidelity® Small Cap Opportunities Fund

A Fund of Fidelity Securities Fund

STATEMENT OF ADDITIONAL INFORMATION

September 29, 2008

Effective on April 1, 2009, Fidelity Small Cap Opportunities Fund will be renamed Fidelity Series Small Cap Opportunities Fund and the fund will remove its 1.50% redemption fee on shares held less than 90 days.

The following information supplements similar information found in the "Management Contract" section beginning on page 25.

Sub-Advisers - FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

SMOB-09-01 April 1, 2009
1.881197.101